SCHEDULE B

TO THE JPMORGAN TRUST I DECLARATION OF TRUST

SERIES AND CLASSES

As of August 13, 2026

SERIES	CLASS
Non-Money Market Funds

JPMorgan Corporate Bond Fund	A, C, I, R6

JPMorgan Diversified Fund	A, C, I, L, R6

JPMorgan Emerging Markets Debt Fund	A, C, I, R5, R6

JPMorgan Emerging Markets Equity Fund	A, C, I, L, R2, R3, R4, R5, R6

JPMorgan Europe Dynamic Fund (name change from JPMorgan Intrepid European Fund effective 7/31/18)	A, C, I , L, R6

JPMorgan Floating Rate Income Fund	A, C, I, R6

JPMorgan Global Allocation Fund (name change from JPMorgan Global Flexible Fund effective 2/17/11)	A, C, I, R2, R3, R4, R5, R6

JPMorgan Global Bond Opportunities Fund	A, C, I , R6

JPMorgan Hedged Equity Fund	A, C, I, R5, R6

JPMorgan Income Fund	A, C, I, R6

JPMorgan Income Builder Fund	A, C, I, R6

JPMorgan International Equity Fund	A, C, I, R2, R5, R6

JPMorgan International Focus Fund (name change from JPMorgan International Unconstrained Equity Fund effective 4/20/20)	A, C, I, R2, R5, R6

JPMorgan Developed International Value Fund	A, C, I, L, R2, R5, R6

JPMorgan Managed Income Fund	I, L

JPMorgan Mid Cap Equity Fund	A, C, I, R2, R5, R6

JPMorgan Research Market Neutral Fund (name change from JPMorgan Market Neutral Fund effective 2/28/10)	A, C, I

JPMorgan Short Duration Core Plus Fund (name change from JPMorgan Short Duration High Yield Fund effective 9/29/17)	A, C, I, R6

B-1

SERIES	CLASS
JPMorgan Small Cap Blend Fund (renamed from JPMorgan Dynamic Small Cap Growth Fund effective 5/31/18, previous name change from JPMorgan Dynamic Small Cap Fund effective 6/29/07)	A, C, I, R2, R3, R4, R5, R6

JPMorgan Small Cap Equity Fund	A, C, I , R2, R3, R4, R5, R6

JPMorgan SmartRetirement Income Fund	A, C, I , R2, R3, R4, R5, R6

JPMorgan SmartRetirement 2025 Fund[1]	A, C, I, R2, R3, R4, R5, R6

JPMorgan SmartRetirement 2030 Fund	A, C, I , R2, R3, R4, R5, R6

JPMorgan SmartRetirement 2035 Fund	A, C, I, R2, R3, R4, R5, R6

JPMorgan SmartRetirement 2040 Fund	A, C, I, R2, R3, R4, R5, R6

JPMorgan SmartRetirement 2045 Fund	A, C, I, R2, R3, R4, R5, R6

JPMorgan SmartRetirement 2050 Fund	A, C, I, R2, R3, R4, R5, R6

JPMorgan SmartRetirement 2055 Fund	A, C, I, R2, R3, R4, R5, R6

JPMorgan SmartRetirement 2060 Fund	A, C, I, R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend Income Fund	I, R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2025 Fund[2]	I, R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2030 Fund	I, R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2035 Fund	I, R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2040 Fund	I, R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2045 Fund	I, R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2050 Fund	I, R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2055 Fund	I, R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2060 Fund	I, R2, R3, R4, R5, R6

JPMorgan Strategic Income Opportunities Fund	A, C, I, R5, R6

JPMorgan Tax Aware Real Return Fund	A, C, I, R6

JPMorgan U.S. Equity Fund	A, C, I, L, R2, R3, R4, R5, R6

JPMorgan U.S. Large Cap Core Plus Fund	A, C, I, R2, R5, R6

[1]	To be merged into JPMorgan SmartRetirement Income Fund on or about October 2026.
[2]	To be merged into JPMorgan SmartRetirement Blend Income Fund on or about October 2026.

B-2

SERIES	CLASS
JPMorgan U.S. Research Enhanced Equity Fund (renamed from JPMorgan Disciplined Equity Fund effective 11/1/17)	A, I, R6 (formerly Ultra Shares until 11/30/10)

JPMorgan U.S. Small Company Fund	A, C, I, L, R2, R3, R4, R5, R6

JPMorgan U.S. Sustainable Leaders Fund (name change from Intrepid Sustainable Equity Fund effective 11/1/20)

(name change from JPMorgan Intrepid Contrarian Fund effective 4/10/06) (name change from JPMorgan Intrepid Multi Cap Fund effective 2/28/13) (renamed from JPMorgan Intrepid Advantage Fund effective 3/31/17)

A, C, I, R6

JPMorgan U.S. Value Fund (name change from Growth and Income Fund effective 11/1/20)	A, C, I, R2, R3, R4, R5, R6

JPMorgan Value Advantage Fund	A, C, I, L, R2, R3, R4, R5, R6

Money Market Funds

JPMorgan 100% U.S. Treasury Securities Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, IM, Academy, Empower

JPMorgan California Municipal Money Market Fund	Institutional, Agency, Morgan, Service, Premier

JPMorgan Federal Money Market Fund	Institutional, Agency, Premier, Morgan, Capital

JPMorgan New York Municipal Money Market Fund	Institutional, Agency, Morgan, Reserve, Service, Premier

JPMorgan Prime Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, IM, Academy, Empower

JPMorgan Tax Free Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve

B-3